UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 7, 2008

Teton Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31679	84-1482290
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 17th Street - Suite 1850, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-565-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective October 7, 2008, Teton Energy Corporation ("Teton" or "the Company") entered into a Warrant Exchange Agreement, dated October 4, 2008 (the "Exchange Agreement") with all of the holders of certain common stock purchase warrants which had been issued on May 16, 2007 (the "Warrants") to exchange the Warrants (the "Exchange") for an aggregate of 990,000 shares of Teton’s common stock, par value $0.001 (the "Common Stock"). The holders of the Warrants had the right to purchase an aggregate of 3,960,000 shares of Common Stock at a price of $5.00 per share. The Warrants were issued in conjunction with the issuance of 8% Senior Subordinated Convertible Notes that matured in May 2008. The Warrants, which would have expired in May 2012, included a cashless exercise feature at the option of the holders.

The Common Stock issued in exchange for the Warrants remains registered under the Registration Statement on Form S-3, which was declared effective on October 9, 2007 (File No. 333-145164) (the "Registration Statement"), and the prospectus thereunder. The Company will file a Post-Effective Amendment to the Registration Statement to reduce the number of shares covered by the Registration Statement and to describe the circumstances of the Exchange.

The Company announced the above item by Press Release dated October 14, 2008, a copy of which is attached hereto as Exhibit 99.1.

The foregoing summary of the agreement does not purport to be complete and is qualified in its entirety by reference to the definitive transaction document.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.

(d) Exhibits.

Exhibit No. Description
10.1 Warrant Exchange Agreement by and between Teton Energy Corporation and the Investors, dated October 4, 2008 and fully executed on October 7, 2008.

99.1 Press Release of Teton Energy Corporation dated October 14, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teton Energy Corporation

October 14, 2008	By:	/s/ Lonnie R. Brock

Name: Lonnie R. Brock
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Warrant Exchange Agreement by and between Teton Energy Corporation and the Investors, dated October 4, 2008 and fully executed on October 7, 2008.
99.1	Press Release of Teton Energy Corporation dated October 14, 2008.